UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2019

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On February 21, 2019, Norman H. Wesley, a director of Fortune Brands Home & Security (“the Company”) since 2011, notified the Company of his decision to retire from service on its Board of Directors immediately following the Annual Meeting of Stockholders to be held May 7, 2019. Mr. Wesley’s decision to retire is not as a result of any disagreement with the Company on any matters.

(d) On February 21, 2019, the Board of Directors of the Company increased the size of the Board from eight to nine directors and elected Irial Finan as a Class II member of the Board, each effective on February 21, 2019. Mr. Finan will serve on the Board for a term continuing until the Company’s 2019 Annual Meeting of Stockholders. Mr. Finan’s committee appointments will be determined at a subsequent date.

The Board determined that Mr. Finan is independent under the rules of the New York Stock Exchange and the Company’s Corporate Governance Principles. There are no arrangements or understandings between Mr. Finan and any other persons regarding his appointment to the Board of Directors. Mr. Finan will participate in the compensation program for non-employee directors described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 14, 2018.

Mr. Finan retired from the Coca-Cola Company in 2018 after holding several positions since 1981, most recently serving as executive vice president of The Coca-Cola Company and president of Bottling Investments Group, a multi-billion dollar bottling business owned by The Coca-Cola Company. Mr. Finan currently serves as a director of Coca-Cola European Partners plc, Coca-Cola Bottlers Japan Holdings, Inc. and Smurfit Kappa Group plc. He holds a Bachelor of Commerce degree from National University of Ireland in Galway and is an Associate (later Fellow) of the Institute of Chartered Management Accountants.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated February 25, 2019, issued by Fortune Brands Home & Security, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By:	/s/ Robert K. Biggart
Name:	Robert K. Biggart
Title:	Senior Vice President, General Counsel and Secretary

Date: February 25, 2019